UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 19, 2010

Date of Report
(Date of Earliest Event Reported)

Magnum d’Or Resources, Inc.

(Exact Name of Registrant as Specified in its Charter)

1326 SE 17th Street, #513, Ft. Lauderdale, FL 33316

(Address of principal executive offices)

305-420-6563

 (Registrant's telephone number, including area code)

N/A

(Former name and former address, if changed since last report)

Nevada	000-31849	98-0215222
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

This Amendment No. 1 to the Form 8-K filed on January 25, 2010 responds to comments the Company received from the Securities and Exchange Commission on January 29, 2010.  In response to the SEC’s comments, the Company has indicated in this Amended Form 8-K that the Company dismissed its independent registered public accounting firm, Weinberg & Company, P.A. effective January 19, 2010.  Weinberg & Company, P.A. has reviewed this amendment and provided an updated letter regarding the disclosures herein, which is attached hereto as Exhibit 16.1.

Item 4.01 Change in Registrant's Certifying Accountant

On January 19, 2010 the Board of Directors of Magnum d'Or Resources, Inc. (the “Company”) dismissed Weinberg & Company, P.A., the Company’s independent registered public accounting firm. The dismissal was effective January 19, 2010. The audit firm served as the Company’s independent auditors for the fiscal years ended September 30, 2009 and 2008.

During the past two fiscal years ended September 30, 2009 and 2008, the accountant's reports on the consolidated financial statements of the Company did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles, but expressed a concern regarding the ability of the Company to continue as a going concern.

For the past two fiscal years ended September 30, 2009 and 2008, and any subsequent interim period through the date of termination, there were (a) no disagreements between the Company and Weinberg & Company, P.A. on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Weinberg & Company, P.A. would have caused Weinberg & Company, P.A. to make reference to the subject matter of the disagreement(s) in connection with its reports as required by Item 3.04(a)(1)(iv) of Regulation S-K; and (b) no reportable events as set forth in Item 304(a)(1)(v)(A) through (D) of regulation S-K have occured.

The Company has provided Weinberg & Company, P.A. with a copy of the disclosures in this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission (the “SEC”) and has requested that Weinberg & Company, P.A. furnish it with a letter addressed to the SEC stating whether Weinberg & Company, P.A. agrees with the above statements and if not, stating the respects in which it does not agree.  A copy of such letter, dated February 1, 2010, is filed as Exhibit 16.1 hereto.

The Company has appointed Mantyla McReynolds LLC of Salt Lake City, Utah, effective January 20, 2010, as its new independent certified public accountants for its current fiscal year ending September 30, 2010.

During the Company’s two most recent fiscal years and subsequent interim period on or prior to January 20, 2010, the Company has not consulted with the Mantyla McReynolds LLC regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

N/A

Exhibits

Number	Description

16.1	Accountant's letter from Weinberg & Company, P.A. dated February 1, 2010 regarding its termination as the registered pubic accounting firm of Magnum D’Or Resources, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Amendment No. 1 to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Magnum d’Or Resources, Inc.

Date: February 1, 2010	/s/ Joseph J. Glusic
Joseph J. Glusic, Chief Executive Officer and President